Exhibit 10.11

SUBSCRIPTION FORM

To: FIRST COMMUNITY BANK CORPORATION OF AMERICA

The undersigned hereby irrevocably subscribes for and agrees to purchase                      units (the “Units”) of First Community Bank Corporation of America, a Florida corporation (the “Company”) at a price per Unit of $33.33 for an aggregate purchase price of $        . Please submit this Subscription Form (with a check for the aggregate purchase price made out to First Community Bank of America) to Kay McAleer, Vice President/Corporate Secretary at 9001 Belcher Road, Pinellas Park, FL 33782.

The subscription for Units will be effective upon its acceptance by the Company. The undersigned acknowledges that the offering of Units contemplated hereby (the “Offering”) is not subject to any minimum aggregate subscription level.

The undersigned acknowledges and agrees that this Subscription Form, the payment for Units, and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Form is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of this form by the undersigned, such payment (without interest thereon) and any other documents delivered herewith will be returned to the undersigned at the address of the undersigned as set forth in this Subscription Form.

Please provide the following information:

Name and Address	Number of Units	Aggregate Purchase Price for Units

$

E-mail:

Facsimile: ( ) -

If different from the information provided above, please provide the exact name that the securities underlying the Units are to be registered in:

Registered Holder Name and Address

E-mail:	Facsimile: ( ) -

The undersigned, duly authorized and acting on behalf of the subscriber named above, intending to be legally bound, hereby confirms the accuracy and completeness of the foregoing. This Subscription Form may be executed by facsimile in one or more counterparts.

Name of Subscriber:

By:
Name:
Title:

The Company hereby accepts this Subscription Form and agrees to sell the Units to the Subscriber named above.

FIRST COMMUNITY BANK CORPORATION OF AMERICA

By:
Name:
Title:

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